THIRD AMENDMENT TO AGREEMENT OF PURCHASE AND SALE

THIS THIRD AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this "Amendment") is made effective as of April 27, 2006 by and between **DIXON-MILL ASSOCIATES I (PHASE ONE) LIMITED PARTNERSHIP**, **DIXON-MILL ASSOCIATES II (PHASE TWO) LIMITED PARTNERSHIP**, and **DIXON-MILL ASSOCIATES III (PHASE THREE) LIMITED PARTNERSHIP**, each a New Jersey limited partnership (collectively, "Seller"), and **RMPC DIXON LLC**, a Delaware limited liability company ("Purchaser").

BACKGROUND

Seller and Purchaser have entered into a certain Agreement of Purchase and Sale dated as of April 3, 2006 and effective as of March 1, 2006 (the "Agreement"), as amended by those certain (i) First Amendment to Agreement of Purchase and Sale effective as of April 21, 2006 by and between Seller and Purchaser (the "First Amendment") and (ii) Second Amendment to Agreement of Purchase and Sale effective as of April 21, 2006 by and between Seller and Purchaser (the "Second Amendment" and collectively with the Original Agreement and the First Amendment, the "Agreement") by and through which Seller agreed to sell to Purchaser and Purchaser agreed to purchase from Seller certain real and personal property in Jersey City, New Jersey known as the Dixon Mills Apartments and as more particularly described in the Agreement. Seller and Purchaser now desire to amend the Agreement as set forth herein. Capitalized terms not otherwise defined herein will have the meanings assigned to such terms in the Agreement.

AGREEMENTS

NOW, THEREFORE, for and in consideration of the covenants and conditions set forth in the Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Seller and Purchaser agree as follows:

1. The expiration of the Due Diligence Period is extended from 11:59 p.m. Eastern Time on April 27, 2006 until 11:59 pm Eastern Time on April 28, 2006. Section 3 of the Second Amendment is deleted and of no force and effect. If Purchaser timely terminates this Agreement prior to the expiration of the Due Diligence Period, as extended pursuant to this Section 1, the entire Deposit and all interest accrued thereon (subject to deduction of the Termination Payment in accordance with Section 7.1(b)(ii) of the Original Agreement), will be refunded to Purchaser in accordance with Seciton 4.2(a) of the Original Agreement.

2. Except as set forth in Section 1 above, all other terms, covenants and conditions set forth in the Agreement remain unaltered and in full force and effect.

3. This Amendment shall be governed by and construed in accordance with the laws of the State of New Jersey.

4. This Amendment shall be binding upon the parties and their respective successors and permitted assigns.

5. To facilitate execution, this Amendment may be executed in as many counterparts as may be required. It shall not be necessary that the signatures on behalf of all parties appear on each counterpart hereof. All counterparts hereof shall collectively constitute a single agreement. For purposes of this Amendment, facsimile signatures shall be deemed originals. Notwithstanding any other provision of this Amendment, the parties hereto agree that the execution and delivery of this Amendment and any amendments hereto may be conducted by electronic means as provided by the Uniform Electronic Transactions Act, N.J.S.A. 12A:12-1 *et seq.*

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IN WITNESS WHEREOF, this Amendment has been executed by the duly authorized representatives of the parties hereto as of the date designated below.

Seller:

DIXON-MILL ASSOCIATES I (PHASE ONE) LIMITED PARTNERSHIP, a New Jersey limited partnership

BY: DIXON VENTURE CORP., its general partner

By:______________________________
Mark M. Bava, Executive Vice President

DIXON-MILL ASSOCIATES II (PHASE TWO) LIMITED PARTNERSHIP, a New Jersey limited partnership

BY: DIXON VENTURE CORP., its general partner

By:______________________________
Mark M. Bava, Executive Vice President

DIXON-MILL ASSOCIATES III (PHASE THREE) LIMITED PARTNERSHIP, a New Jersey limited partnership

BY: DIXON VENTURE CORP., its general partner

By:______________________________
Mark M. Bava, Executive Vice President

Purchaser:

RMPC DIXON, LLC, a Delaware limited liability company

By:______________________________
Timothy M. Jones, Manager

DMEAST #9517560 v1

IN WITNESS WHEREOF, this Amendment has been executed by the duly authorized representatives of the parties hereto as of the date designated below.

Seller:

DIXON-MILL ASSOCIATES I (PHASE ONE) LIMITED PARTNERSHIP, a New Jersey limited partnership

BY: DIXON VENTURE CORP., its general partner

By:____________________________

Mark M. Bava, Executive Vice President

DIXON-MILL ASSOCIATES II (PHASE TWO) LIMITED PARTNERSHIP, a New Jersey limited partnership

BY: DIXON VENTURE CORP., its general partner

By:____________________________

Mark M. Bava, Executive Vice President

DIXON-MILL ASSOCIATES III (PHASE THREE) LIMITED PARTNERSHIP, a New Jersey limited partnership

BY: DIXON VENTURE CORP., its general partner

By:____________________________

Mark M. Bava, Executive Vice President

Purchaser:

RMPC DIXON, LLC, a Delaware limited liability company

By:____________________________

Timothy M. Jones, Manager